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SUPPLEMENT DATED December 1, 2003 TO THE PROSPECTUS DATED MAY 1, 2003 FOR:

     o    EQ ADVISORS TRUST
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This Supplement updates certain information contained in the Prospectus dated
May 1, 2003, of EQ Advisors Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.


            Information Regarding EQ/FI Small/Mid Cap Value Portfolio

The information provided below updates information regarding the EQ/FI Small/Mid Cap Value Portfolio and should replace in its entirety, that located in the section entitled "The Investment Strategy":

         THE INVESTMENT STRATEGY

         The Adviser normally invests the Portfolio's assets primarily in common stocks.

         The Adviser normally invests at least 80% of the Portfolio's assets in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and the S&P MidCap 400 or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations is above this level after purchase continue to be considered to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may also invest its assets in companies with larger capitalizations.

         The Adviser primarily invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/book, price/sale, or price/ earnings ratios. The stocks of these companies are often called "value" stocks. The Adviser may also invest in stocks that are not called "value."

         The Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

         In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

         The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Adviser's strategies do not work as intended, the Portfolio may not achieve its objective.

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The information provided below updates information regarding the EQ/FI Small
Mid/Cap Value Portfolio and should replace, in its entirety, that located in the section entitled "Who Manages The Portfolio."


         WHO MANAGES THE PORTFOLIO

         Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio's Adviser since July 24, 2000. As of October 31, 2003, FMR, including its affiliates, had approximately $732 billion in total assets under management.

         Richard Fentin and James Harmon are co-managers and are responsible for the day-to-day management of the Portfolio. Mr. Fentin is a vice president and manager. Since joining FMR in 1979, Mr. Fentin has worked as a research analyst, portfolio assistant, and manager. Mr. Harmon is vice president and manager. Since joining FMR in 1995, Mr. Harmon has worked as a research analyst, portfolio assistant, and manager.